                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 1, 2003



                             FRANKLIN BANCORP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                                             01-0746997
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                     0-50078
                            (COMMISSION FILE NUMBER)

                24725 WEST TWELVE MILE ROAD, SOUTHFIELD, MI 48034
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (248) 358-4710
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5. OTHER EVENTS

        On May 1, 2003, registrant announced a cash dividend of $0.08 per share of common stock as set forth in the attached press release included as Exhibit 99.1.

        On May 1, 2003, registrant announced the hiring of Michael A. King as the new Senior Vice President - Retail Banking and the promotion of Ronald J. Carr to Senior Vice President - Director of Human Resources of Franklin Bank, National Association as set forth in the attached press release included as
Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


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        (c)    Exhibits

        99.1   May 1, 2003 Press Release
        99.2   May 1, 2003 Press Release
        99.3   May 1, 2003 Press Release

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

        The following information is furnished to the Commission under Item 12. The information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 dated March 27, 2003.

        On May 1, 2003, registrant announced its consolidated results of operations for the first quarter ended March 31, 2003, as set forth in the press release included as Exhibit 99.3 hereto.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2003

                                        FRANKLIN BANCORP, INC.
                                        (REGISTRANT)



                                        By: /s/ David L. Shelp
                                            -----------------------------------
                                              David L. Shelp, President and CEO


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                                  EXHIBIT INDEX

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
Exhibit:       Description:
99.1           May 1, 2003 Press Release

99.2           May 1, 2003 Press Release

99.3           May 1, 2003 Press Release
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